UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

STANDARD DIVERSIFIED INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Mineola Boulevard Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 248-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On December 4, 2018, Standard Diversified Inc. (the “Company”) entered into an amendment to the Capital on DemandTM Sales Agreement (the “Sales Agreement”) that it entered into on August 10, 2018 with JonesTrading Institutional Services LLC, as agent (the “Agent”).

Before being amended, the Sales Agreement provided for the sale and issuance of shares of our Class A Common Stock, $0.01 par value per share (the “Common Stock”) in an “at-the-market” offering (the “ATM Offering”) pursuant to our shelf registration statement on Form S-3 (File No. 333-226165) (the “Prior Registration Statement”), which includes a base prospectus and a prospectus supplement dated August 10, 2018, providing for the sale of up to $6.5 million of shares of our Common Stock in the ATM Offering. To date, we have issued and sold 313,082 shares under the Sales Agreement for gross proceeds of approximately $5.2 million.

The amendment to the Sales Agreement provides for the issuance and sale of shares of our Common Stock in the ATM Offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-228436) filed on November 16, 2018 with the Securities and Exchange Commission (the “New Registration Statement”). The issuance and sale of such shares in the ATM Offering will be made under the New Registration Statement, pursuant to a prospectus supplement dated December 4, 2018. Such prospectus supplement updates the amount of Common Stock the Company may offer and sell in the ATM Offering under the New Registration Statement to reflect an increase of $6.0 million in aggregate value of shares of its Common Stock that may be issued and sold from time to time through the Agent.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED INC.

Date: December 4, 2018	By:	/s/ Ian Estus
Name: Ian Estus
Title: President and Chief Executive Officer